UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2006
TRANSCONTINENTAL GAS PIPE LINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		74-1079400
(State or other jurisdiction of incorporation)	001-07584 (Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 215-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 11, 2006, Transcontinental Gas Pipe Line Corporation (the “Company”) completed an offering of $200 million aggregate principal amount of 6.40% senior notes due 2016 to certain institutional investors in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The net proceeds of the offering of the notes will be used for general corporate purposes, including the funding of capital expenditures.
     The notes were issued pursuant to an Indenture, dated as of April 11, 2006, between JPMorgan Chase Bank, N.A., as trustee, and the Company. The notes are the Company’s unsecured and unsubordinated obligations ranking equally with the Company’s other outstanding unsecured and unsubordinated indebtedness.
     The holders of the notes are entitled to the benefits of a Registration Rights Agreement (the “Registration Rights Agreement”), dated April 11, 2006, among the Company and Banc of America Securities LLC and Greenwich Capital Markets, Inc., acting on behalf of themselves and the several initial purchasers listed therein. Under the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission with respect to the offer to exchange the notes for new issues of substantially identical notes registered under the Securities Act, and to use its commercially reasonable efforts to cause the registration statements to be declared effective on or prior to 270 days after April 11, 2006 and to complete the exchange offer not more than 30 days after such effectiveness. The Company also may be required to file shelf registration statements to cover resales of the notes under certain circumstances. If the Company fails to satisfy certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest on the notes.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
     The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro Forma Financial Information.
Not applicable.
(c) Exhibits.
Exhibits. The following are filed as Exhibits to this Report.
4.1	Indenture dated April 11, 2006.
10.1	Registration Rights Agreement dated April 11, 2006.
99.1	Press release dated April 11, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION
By:	/s/ Brian K. Shore
Name:	Brian K. Shore
Title:	Corporate Secretary
Dated: April 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated April 11, 2006.
10.1	Registration Rights Agreement dated April 11, 2006.
99.1	Press release dated April 11, 2006.

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